ARS Corporate Presentation Q2 2024 Exhibit 99.1

Forward Looking Statements Statements in this presentation that are not purely historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, without limitation, statements regarding: the anticipated timing for regulatory review decisions on the neffy NDA and MAA; ARS Pharma’s belief that neffy will be approved for the treatment of Type I allergic reactions; the timing for the potential U.S. launch of neffy, if approved; the potential market, demand and expansion opportunities for neffy; ARS Pharma’s expected competitive position; whether the results will be sufficient to demonstrate that neffy is at least as effective as injectable epinephrine; the timelines for potential regulatory filings, approvals and commercialization of neffy in ex-US regions; ARS Pharma’s marketing and commercialization strategies, including potential partnerships in foreign jurisdictions; potential benefits of neffy, if approved, including the likelihood that doctors will prescribe neffy and that allergy patients and caregivers will choose to carry and dose neffy compared to needle-bearing options; the expectation of neffy attaining coverage, including without restriction for 80% of commercial lives within a year of launch; ARS Pharma’s anticipated cash, cash equivalents and short-term investments on hand upon any future approval and launch of neffy; the expected size, composition and reach of ARS Pharma’s sales force; the availability and functionality of neffyExperience and neffyConnect; the anticipated pricing and co-pay buydown; the anticipated timing and costs of future studies and commercialization efforts, and their impact on operating runway; ARS Pharma’s projected operating runway; expected intellectual property protection; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipate,” “could,” “demonstrate,” “expect,” “indicate,” “may,” “plan,” “potential,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon ARS Pharma’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: the PDUFA target action date may be further delayed due to various factors outside ARS Pharma’s control; the ability to obtain and maintain regulatory approval for neffy; the results of the new clinical trial may not support the approval of neffy; results from clinical trials may not be indicative of results that may be observed in the future; potential safety and other complications from neffy; the labelling for neffy, if approved; the scope, progress and expansion of developing and commercializing neffy; potential for payers to delay, limit, or deny coverage for neffy; the size and growth of the market therefor and the rate and degree of market acceptance thereof vis-à-vis intramuscular injectable products; ARS Pharma’s ability to protect its intellectual property position; uncertainties related to capital requirements; and the impact of government laws and regulations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in ARS Pharma’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on May 9, 2024. This and other documents ARS Pharma files with the SEC can also be accessed on ARS Pharma’s website at ir.ars-pharma.com by clicking on the link “Financials & Filings” under the “Investors & Media” tab. The forward-looking statements included in this presentation are made only as of the date hereof. ARS Pharma assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Potential to Transform the Treatment of Type I Allergic Reactions neffy®: first potential “no needle, no injection” solution for Type I allergic reactions to address an unmet market need Registration program demonstrates comparable PK and PD, without risk of needle-related safety concerns, fear and hesitation Rapid and statistically significant response on PD surrogates for efficacy (SBP, HR) observed even 1 minute after dosing with neffy vs. injection Significant opportunity to disrupt current epinephrine injectables market Response to CRL including positive data submitted April 2, 2024 - up to 6 months FDA review; CHMP opinion in Europe by June 2024 Potential multi-billion-dollar market driven by HCP and consumer preference and adoption NCE-like IP exclusivity potential until at least 2038 $223.6 million in cash and short-term investments as of 3/31/2023 with an anticipated >$200 million at anticipated FDA approval in H2 2024

Anaphylaxis is Accompanied by Many Frequent Symptoms References: 1. Shaker MS, et al. J Allergy Clin Immunol. 2020. 2. Pistiner M, et al. J Allergy Clin Immunol Pract. 2021. 3. Jalil M, et al. Abstract at AAAAI 2020 Virtual Meeting. 4. Gonzelez-Estrada A, et al. Ann Allergy Asthma Immunol. 2018. 5. Lee S, et al. J Allergy Clin Immunol. 2017. 6. Lee S, et al. J Allergy Clin Immunol Pract. 2014. 7. Manivannan V, et al. Am J Emerg Med. 2014. 8. Wood RA, et al. J Allergy Clin Immunol 2014. 9. Walsh KE, et al. Pharmacoepidemiol Drug Saf 2013. 10. Decker WW, et al. J Allergy Clin Immunol. 2008. 11. Ross MP, et al. J Allergy Clin Immunol. 2008. 12. Webb LM & Lieberman P. Ann Allergy Asthma Immunol. 2006. 13. Ditto AM, et al. Ann Allergy Asthma Immunol. 1996. 14. Rudders SA, et al. Pediatrics. 2010. Note that some publications do not specify angioedema symptom subtype. Angioedema subtype frequency aggregated when reported. Symptoms (>2%) reported during US anaphylaxis events 2-14 Mucosal Respiratory Cardiac GI urticaria (hives, erythema) or angioedema (swelling of the face, lips, tongue or larynx) >85% >55% gastrointestinal (eg, vomiting, nausea) Common Anaphylaxis Symptoms Include: difficult breathing >40%

Epinephrine: The First Line of Defense Against Anaphylaxis Patients with Type 1 Severe Allergic Reactions are prescribed epinephrine to use at symptom onset Used for over 100 years Well-known mechanism of action, and only drug known to reverse a systemic allergic reaction Well-established efficacy and safety profile Products approved based on pharmacologic properties, not clinical efficacy studies All approved products demonstrate efficacy (90% response on a single dose) despite different pharmacokinetic (PK) properties Clinical studies are considered unethical/unfeasible All approved products are needle-based High unmet need for needle-free, easy-to-carry epinephrine remains Rapid, reliable delivery Small and easy to carry Place and Press administration Well-tolerated in extensive trials neffy is the first potential “no needle, no injection” solution for Type I allergic reactions to address an unmet market need

Unmet Need / Current Challenges

Vast Majority of Type I Allergy Patients Face Significant Limitations with Current Treatment Options

PROBLEM:

ONLY 10% - 20% of patients with active Rx use as indicated[7]

NO TREATMENT AVAILABLE	REFUSAL OF TREATMENT	DELAY IN TREATMENT	USER ERROR IN TREATMENT
~50% of patients carry[1] (<20% carry two)	~25% - 60% do not administer[1,3 5, 6]	~40% - 60% of patients delay[2]	23% - 35% fail to dose correctly[4]
SMALL	**NO NEEDLE NO INJECTION**	**EASIER AND MORE CONSISTENT DOSING**	**RELIABLE**
• Fits in your pocket; easy to carry the recommended 2 devices • ~10% of cases require repeat doses of epinephrine[1]	• Rapid administration without a needle • No risk of needle-related injuries; lacerations[2] or cardiotoxic blood vessel injections • Less hesitation to dose	• 100% of untrained adults and children can dose *neffy* successfully[7] • High bioavailability, low 2 mg dose of *neffy* achieves comparable PK without overexposure risk including any side effects that mimic anaphylaxis	• 99.999% delivery of effective dose in reliability testing; not obstructed by any anaphylaxis symptoms; no inhalation required • 24-month shelf-life at room temperature, with up to 3 months at high temperatures (122°F)

SOLUTION:

neffy


neffy
2 mg

6

References: **1.** Warren CM, et al. *Ann Allergy Asthma Immunol.* 2018. **2.** Rooney E, et al. Poster Presentation at *ACAAI* 2022 (Louisville, KY). **3.** Brooks C, et al. *Ann Allergy Asthma Immunol.* 2017. **4.** El Turki A, et al. *Emerg Med J.* 2017. **5.** Asthma and Allergy Foundation of American Patient Survey Report 2019. **6.** Mehta GD, et al. *Expert Rev Clin Immunol.* 2023. **7.** ARS company estimates based on IQVIA data and references 1 through 6. **4.** Data on file from *neffy* human factors studies.

ARS PHARMA

neffy Designed for Ease of Use and Easy Carry

For epinephrine to be effective, patients must:


neffy

Case holds ***two*** *neffy 2mg devices*

- Regularly have their device on hand
- Not hesitate to dose immediately after symptom onset
- Have a second device on hand if needed (~10% of cases)
- Administer the device as intended

- ***neffy*** **has a simple place and press administration (no hold time)**
- **100% of adults and children** able to use ***neffy*** successfully <u>without any training</u>

Relative Size of *neffy* two pack Compared to iPhone 15 and EpiPen neffy
2 mg


6"
5.8"
3.1"
neffy
(epinephrine nasal spray)

7

ARS PHARMA

Development Program Centers on Pharmacology Studies Efficacy studies not ethical / feasible in severe Type I allergy patients neffy clinical studies developed in agreement with FDA and EMA to allow reference to historic efficacy and safety data of epinephrine injection Bracketed pharmacokinetic (PK) exposures Comparable pharmacodynamic (PD) responses > 1,200 administrations of neffy in > 700 subjects Primary Studies (2 mg dose) Patient Population EPI 15 Adult: Healthy volunteer (HCP administration) – single and repeat dosing EPI 16 Adult: Type 1 allergy patients (NAC induced rhinitis) – single dosing EPI 17 Adult: Type 1 allergy patients (self-administration) – single dosing EPI 18 Adult: Type 1 allergy patients (NAC induced rhinitis) – repeat dosing EPI 10 Pediatric: Type 1 allergy patients: ≥ 30kg (NDA), 15 ≤ 30kg (sNDA) – single dosing

Registrational studies demonstrate comparability on both PD surrogates for efficacy and PK with neffy Safety Data 2 mg neffy met all clinical endpoints PD surrogates for efficacy comparable to approved products (SBP/HR approved injection products) Rapid and significant response on PD surrogates for efficacy observed even 1 minute after dosing PK bracketed by approved products (exposures IM/SC for efficacy, < EpiPen for safety) Repeat doses (including during rhinitis) within range of approved injection products   Adverse events generally mild in nature with no meaningful nasal irritation or pain up to 4 mg dose Most common adverse events (>5%) were mild nasal discomfort (9.7%) and mild headache (6%), with no correlation of nasal discomfort to pain or irritation Mean VAS pain scores between 5 to 8 out of 100 No irritation based on formal assessment No serious adverse events in any clinical study No risk of needle-related injuries or blood vessel injections with neffy PD and PK Data Response to FDA submitted on April 2, 2024 followed by up to 6-month FDA review

Pharmacokinetic Results from *neffy* 2 mg Studies Satisfies Bracketing Approach agreed with by FDA neffy 2 mg (HCP) (n=78)*
neffy 2 mg (self-administration) (n=42)
IM 0.3 mg (n=178)
EpiPen 0.3 mg (n=77)
SC 0.3 mg (n=35)
Upper bracket for safety
Lower bracket for efficacy
Mean Epinephrine Concentration (pg/mL)
450
400
350
300
250
200
150
100
50
0
0
30
60
90
120
150
180
210
240
270
300
330
360
Time (Minutes)

- FDA focused on PK properties to ensure efficacious and safe epinephrine exposures within range of approved products (“Bracketing”)
- Minimum exposure must be ≥ IM/SC (efficacy)
- Maximum exposures must be < EpiPen (safety)
- No difference in efficacy between all injection products
- 90% response to single dose irrespective of device

*Includes Studies EPI-15 and EPI-16

10

Second Dose Frequency Demonstrates Similar Efficacy Between IM and Autoinjectors (the only FDA approved products today)


~90% resolution on first dose
Treated Reactions Requiring Second Epinephrine Dose (%)
12%
10%
8%
6%
4%
2%
0%
10.9%
9.3%
Autoinjector reactions
n = 799[11]
IM Needle-in-Syringe reactions
n = 570

- Analysis of 12 studies with 100% autoinjector (≥ 80% EpiPen) or 100% IM-needle-and-syringe use in community or ED setting[1-11]
- Differences in PK profile across products do not impact efficacy based on need for repeat dosing to resolve symptoms

11

References: **1.** Patel N, et al. *J Allergy Clin Immunol.* 2021. **2.** Kahveci M, et al. *Pediatr Allergy Immunol.* 2020. **3.** Oya S, et al. *J Emerg Med.* 2020. **4.** Kondo A, et al. *Air Med J.* 2018. **5.** Cardona V, et al. *Int Arch Allergy Immunol.* 2017. **6.** Arkwright PD. *J Allergy Clin Immunol.* 2008. **7.** Gold MS & Sainsbury R. *J Allergy Clin Immunol.* 2020. **8.** Noimark L, et al. *Clin Exp Allergy.* 2011. **9.** Soller L, et al. *J Allergy Clin Immunol Pract.* 2019. **10.** Webb LM & Lieberman P. *Ann Allergy Asthma Immunol.* 2006. **11.** White MV, et al. *Allergy Ashm Proc.* 2015; note that this publication reports data on 636 reactions treated exclusively with EpiPen

ARS PHARMA

Robust response on PD surrogate markers for efficacy shows engagement of receptors that reverse anaphylaxis symptoms



Systolic Blood Pressure Response
Epi 53 pg/mL
(2 min PK)
neffy 2 mg
Mean
Change
SBP
(mmHg)
12
10
8
6
4
2
0
-2
0
5
10
15
20
**
****
****
IM 0.3 mg
First PD
1 minute
Time (Minutes)



Heart Rate Response
Epi 53 pg/mL
(2 min PK)
neffy 2 mg
Mean
Change
HR
(BPM)
12
10
8
6
4
2
0
-2
-4
0
5
10
15
20
***
**
****
****
****
IM 0.3 mg
First PD
1 minute
Time (Minutes)

Significance level: ** p <0.01, *** p <0.001 **** p <0.0001

12
Integrated analysis of ARS clinical studies (EPI-15 and EPI-16)

Exposures of repeat doses of neffy in healthy subjects are also in the range of FDA approved epinephrine injection products Geometric Mean Plasma Concentration (pg/mL) Time (mins) 1.65x Integrated data from ARS clinical studies, FDA Briefing Document May 2023 PADAC for NDA/BLA# 214697 (neffy) neffy exposure similar to EpiPen to ensure safety neffy exposure greater than IM to ensure efficacy Repeat-dosing (10 min apart) results in healthy subjects

PK/PD profile and ability to dose may be influenced by anaphylaxis itself, so FDA asked ARS to evaluate rhinitis in clinical studies

- Intranasal formulation least impacted by anaphylaxis symptoms compared to alternate non-injectable routes
- Nasal symptoms or rhinitis only impact only 4% of cases (analysis of 4,805 US anaphylaxis events)[1-12]
- ARS successfully evaluated patients with rhinitis in response to FDA CRL, which responded positively to single and repeat doses of *neffy*

Potential effect on ability to dose or absorption profile by theoretical route of administration for epinephrine

Anaphylaxis Symptom	US %	Intranasal	Sublingual	Oral*	Inhalation*
Nasal symptoms or rhinitis	**4%**	**X**			X
Oropharyngeal edema	10%		**X**	X	X
Vomiting / Emesis	20%		**X**	X	X
Dysphagia	23%			X	X
Laryngeal Edema	24%			X	X
Bronchospasm	24%				X
Intraoral Edema or Tongue Swelling	24%		**X**	X	X
Angioedema (e.g. face, lips, tongue or larynx)	45%		**X**	X	X
Difficulty Breathing / Dyspnea	55%				X

* **insufficient oral and inhalation systemic absorption due to rapid conjugation and oxidation in GI tract or difficulty taking in enough puffs[14]**

14

References: 1. Pistiner M, et al. *J Allergy Clin Immunol Pract.* 2021. **2.** Jalil M, et al. Abstract at *AAAAI* 2020 Virtual Meeting. **3.** Gonzelez-Estrada A, et al. *Ann Allergy Asthma Immunol.* 2018. **4.** Lee S, et al. *J Allergy Clin Immunol.* 2017. **5.** Lee S, et al. *J Allergy Clin Immunol Pract.* 2014. **6.** Manivannan V, et al. *Am J Emerg Med.* 2014. **7.** Wood RA, et al. *J Allergy Clin Immunol* 2014. **8.** Walsh KE, et al. *Pharmacoepidemiol Drug Saf* 2013. **9.** Decker WW, et al. *J Allergy Clin Immunol.* 2008. **10.** Ross MP, et al. *J Allergy Clin Immunol.* 2008. **11.** Webb LM & Lieberman P. *Ann Allergy Asthma Immunol.* 2006. **12.** Ditto AM, et al. *Ann Allergy Asthma Immunol.* 1996. **13.** Rudders SA, et al. *Pediatrics.* 2010.**14.** Simons KJ, et al. *J Allergy Clin Immunol.* 2004. Note that some publications do not specify angioedema symptom subtype. Angioedema subtype frequency aggregated when reported.

ARS PHARMA

Experimental Nasal Allergen Challenge (NAC)-Induced Rhinitis Does Not Negatively Impact neffy’s PK Profile (allergic rhinitis subjects) NAC-induced rhinitis accelerates absorption of single dose neffy, but within the range of injection Repeat doses of neffy under NAC-induced rhinitis supports similarity to injection for more severe cases of anaphylaxis Time to observe clinical response, and re-dose per guidelines * * * * * * neffy 2.0 mg (single) neffy 2.0 mg rhinitis (single) IM 0.3 mg (single) Mean Epinephrine Concentration (pg/mL) * Statistically significant differences between neffy with rhinitis compared to IM injection (p <0.05) FDA Advisory Committee viewed single dose neffy NAC data as “encouraging” and “favorable”, but FDA’s CRL requested, and ARS successfully completed repeat dose neffy NAC study Dosing 10 min apart Time to observe clinical response, and re-dose per guidelines

Experimental NAC-Induced Rhinitis Does Not Negatively Impact neffy’s PD Profile (Repeat Doses 10 min Apart) Mean Change in Systolic Blood Pressure (mmHg) Mean Change in Heart Rate (bpm) Response to FDA’s CRL submitted April 2, 2024 followed by up to 6-month FDA review neffy on track for potential US launch in H2 2024 with market exclusivity potential until at least 2038

Extensive studies in the lab and clinic completed to develop a proprietary product with expected NCE-like exclusivity

- ✓ **Issued composition of matter patent (US10,576,156) on Intravail® + epinephrine** provides foundational exclusivity blocking any generic products. **Method of treatment patents (US11,173,209; US11,191,838)** block other alkyl glycosides.
- ✓ **Issued method of treatment patent (US10,682,414, US11,744,895, US11,717,571, US11,191,655)** also blocks intranasal epinephrine product using a different technology using a low dose (<4 mg)
- ✓ **PCT patent granted in Europe (EP19751807), UK (GB2583051), Japan (JP6941224), Canada (3088909), Australia (AUS2019217643), Korea (10-2375232), China (2019800010042),** with same claims as the US


2024
EXPECTED LAUNCH
2038
FIRST PATENT EXPIRATION
ADDITIONAL PROTECTION

17

ARS PHARMA

Commercialization Strategy

PHYSICIAN

Significant Opportunity to Address Unmet Needs in Current US Severe Allergic Reaction Market

Epidemiology prevalence data estimates ~40M patients with type 1 allergic reactions[2-10]

~20M diagnosed and under physician care over the last 3 years[11]

Consistent Market Growth (Units)
+6.5% CAGR since 2010, +12.7% YoY in 2023[1]

Promotional Responsiveness
~50% increase over market growth trend with consumer promotion (2010 to 2015[1])

~3.2M patients filled Rx in 2023, but ~80-90% do not use as indicated[11]

(1) do not carry (~50%), (2) do not inject (25-60%), (3) wait to inject (40-60%) or (4) dose incorrectly (23-35%)

~$1 billion net today based on generic autoinjector pricing[1]

~3.3M don't fill regularly, haven't refilled or haven't filled a written Rx in 2022[11]

~13.5M Type 1 diagnosed but not prescribed Rx (past 3 years)[11]

19

References: **1.** Based on IQVIA prescription data (~5.2 million two-packs sold in 2023) and weighted average generic/branded epinephrine auto-injector net pricing. **2.** Gupta RS, et al. *Pediatrics.* 2011. **4.** Gupta RS, et al. *Pediatrics* 2018. **5.** McGowan EC, et al. *J Clin Allergy Immunol.* 2013. **6.** Jackson KD, et al. *NCHS Data Brief.* 2013. **7.** Black LI, et al. CDC National Center for Health Statistics Data Brief. 2019. **8.** Gupta RS, et al. *JAMA Netw Open.* 2019. **9.** Verrill L, et al. *Allergy Asthma Pro.* 2015. **10.** Bilo BM, et al. *Current Opin Allergy Clin Immunol.* 2008. **11.** IQVIA Claims Data, 2023

ARS PHARMA

neffy has the ability to address the unmet need and is aligned with what healthcare providers, patients and parents want1 72% OF THE TIME, PEOPLE WHO USE AN OTC WOULD  USE neffy FIRST2 81%  OF PEOPLE WOULD USE neffy SOONER THAN CURRENT NEEDLE INJECTORS3 OF NON-FILLING PATIENTS STATED THEY WOULD ASK THEIR PHYSICIAN ABOUT neffy RX1 89% n = 392 Current Users OF PATIENTS LIKELY TO VERY LIKELY TO ASK THEIR PHYSICIAN ABOUT neffy Rx1 88% n = 88 Non-fillers References: 1. ARS market research on file. 2. Lowenthal R, et al. Presentation at AAAAI 2023 (San Antonio, Texas). 3. Kaplan H, et al. Presentation at ACAAI 2022 (Louisville, Kentucky).

PHYSICIAN Physicians supportive of adopting neffy into practice Would prescribe neffy if their patients asked for it1 99% 10 = MAJOR ADVANCE / 1 = NOT AN ADVANCE AT ALL 8.5 out of 10 rating1 viewed as a major advance in therapy n = 75 Physicians n = 185 Physicians References: 1. ARS market research on file.

PHYSICIAN Two-Thirds of Allergists and Half of GPs Ready to Prescribe neffy as Soon as Possible; Majority of Pediatricians Expected to Prescribe within One Year Timeline for Prescribing neffy – % of physicians References: ARS market research on file. Allergists (n=98) General Practitioners (n=48) Pediatricians (n=56)

PATIENT

neffy: Innovative Treatment to Overcome Known Challenges with Needle-Injectors for SAR Patients

Benefits of needle-free alternative to address major unmet needs

- More allergy patients and caregivers are likely to carry ***neffy*** compared to current needle-bearing options
- Patients are likely to dose ***neffy*** more rapidly with a needle-free device

% of Time Carrying
at least One Epinephrine Device[2,3]



55%
Carry
N = 917[2]
85%
Would Carry
N = 150[3]

45% REDUCTION IN TIME TO USE

Average Time (minutes)
from Symptom Start to Device Use[1]



8.8
4.9
Patient
N = 100
9.3
5.1
Caregiver
N = 100
8.3
4.7
N = 200
Current Device
neffy Market Research

References: 1. Kaplan H, et al. Presentation at ACAAI 2022 (Louisville, Kentucky). 2. Warren CM, et al. *Ann Allergy Asthma Immunol.* 2018. 3. ARS market research on file.

23

ARS PHARMA

~ 72% of Respondents would Make a Special Appointment to Discuss neffy with their HCP References: ARS market research on file. PATIENT Action Taken to Discuss neffy with HCP Respondents who may ask their HCP about neffy, Aug-23: Total (n=476), Patient (n=244), Caregiver (n=232) % of respondents neffy Strategic Objectives ACTIVATE PATIENTS Create awareness and motivate patients and caregivers to seek neffy FACILITATE ACCESS neffy access, affordability and support services EDUCATE PRESCRIBERS Drive adoption within specialty and high decile prescribers on the compelling value-proposition of neffy

Drive Adoption within Specialty and High Decile Prescribers EDUCATE Healthcare Provider Launch Objectives Commercial force of 110 Sales and Virtual Representatives and Area Sales Managers Education, awareness, and resources to drive adoption (neffy Experience) Calling on 12,500 Allergy Specialists and High Decile Prescribers Reaching 40-45% of Prescriptions from all HCPs -> 55% of Prescriptions including co-located HCPs (~50,000 HCPs) Reaching >80% of Prescriptions from Allergists and Pediatricians

EDUCATE 100% of patients responded to a single dose of neffy in the first 15 minutes, and did not require a second dose of epinephrine per treatment guidelines 100% of patients experienced complete resolution of the anaphylaxis symptoms with single dose of neffy2 16 min median time to complete resolution of anaphylaxis following single dose of neffy References: 1. Ebisawa M, et al. Presentation at AAAAI 2024 (Washington DC). 2. 100% of EPI-JP-03 patients dosed with neffy did not require a second dose in the first 15 minutes per guidelines because a response was not being observed, and 100% of patients achieved complete resolution of symptoms. 1 of the 16 subjects (6.7%) challenged with egg experienced a biphasic reaction 2h 45 min after being dosed with a single dose of neffy and achieving complete resolution of symptoms. This is consistent with the 12.8% frequency of biphasic reactions reported in children with food-induced anaphylaxis.(Gupta RS, et al. J Allergy Clin Immunol Pract. 2021). Clinical Response Rate (%) neffy (EPI-JP-03) Efficacy Study of neffy in Oral Food Challenge Induced Anaphylaxis (EPI-JP-03)1 Study Design: single arm, open-label study Participants: 15 pediatric subjects (aged 6 to 17): 9 subjects (30 kg+) 6 subjects (15-30 kg) Patients experiencing Grade 2 (moderate) or higher anaphylaxis symptoms (out of 3 grade scale)3 following oral food challenge dosed with a single dose of either 2 mg or 1 mg neffy: Mucosal: generalized urticaria/exanthema/wheal pruritus, swollen face, throat pain GI: moderate abdominal pain, recurrent emesis/diarrhea, Respiratory: repetitive cough, chest tightness/wheezing detectable via auscultation Circulatory: pale face/mild hypotension/tachycardia (>15 beats/min), light-headedness/feeling of “pending doom”/somnolence/headache Study Outcomes neffy Shows Robust and Rapid Clinical Resolution of Oral Food Challenge Anaphylaxis Symptoms

Committed to ensuring neffy access for all patients FACILITATE Key findings from discussions with the major payers and PBMs: High degree of interest in neffy and positive receptivity in early conversations; proactively requesting clinical presentations prior to approval Epinephrine is covered as a pharmacy benefit, and we expect to achieve coverage without restriction for 80% of commercial lives within a year of launch ARS is committed to access and affordability – we will offer a co-pay buydown to $25 for commercial patients, a cash price of $199, and a Patient Assistance Program for uninsured or underinsured neffyconnect will assist in managing coverage by providing patients, caregivers and healthcare providers with information regarding support programs and financial aid “This is a game-changer; it really addresses the unmet needs we currently have in this space, specifically the safety and tolerability issues.” – Payer “If this is priced properly, this could be a ‘state-of-the-art therapy’ for patients.” – PBM “There is no value in delaying access to a product like this and nothing to prior authorize (PA). We can’t PA if the patient needs it.” – PBM

Create Awareness & Motivate Patients and Caregivers to Request neffy ACTIVATE Consumer Launch Objectives Drive awareness & motivate patients and caregivers to request neffy by name Enable patients and caregivers to feel fully prepared to act during a potential crisis moment Activate patients and caregivers to share their neffy story to encourage peer uptake

Intranasal Analog Comparison: Seizure Rescue Market Valtoco and Nayzilam Share Growth VALTOCO® NAYZILAM® References: 1. IQVIA prescription data (2023) 75% market share at 50 months post-launch On track for ~90% market share with 72 to 84 months post-launch

US Epinephrine Market Evolution Due to the Availability of *neffy* Supports Significant Revenue Opportunity[1]

Millions of epinephrine 2-pack devices sold in US



5M
0.3
2.3
0.7
1.7
2.4
1.0
0.7
14M
+11% YoY Volume Growth (2024-2034)
1
2
3
4
5
6
7
8

1. ~$1B+ net sales US market based on generic epinephrine pricing in 2023[3] (~5M 2-packs, ~3.2M active patients)
2. Natural population growth (~0.6% YoY growth)
3. Conversion of some lapsed Rx patients
4. Conversion of some never filled Rx patients
5. Conversion of some never Rx'ed patients
6. Growth in diagnosed population due to branding, marketing and DTC
7. Increased Rx/year (improved persistency)
8. Increased devices/Rx (patient demand for ***neffy***)

References: 1. ARS company estimates and market research on file. 2. Market estimates based only on prescription volume from community use epinephrine autoinjector products, not intramuscular injection vials and syringes. 3. Net sales estimate are based on current autoinjector pricing (90%+ of current volume is generic), not branded epinephrine product pricing

31
ARS PHARMA

neffy Shows Robust and Rapid Clinical Responses in Treatment-Resistant Urticaria; Phase 2 outpatient study to initiate in 2024 Randomized, Placebo-Controlled Efficacy Data in Treatment Refractory Chronic Urticaria (EPI-U01)1 Study Design randomized, placebo-controlled crossover trial study 18 chronic urticaria subjects who experience flares at least two times a week while on chronic treatment (antihistamines +/- Xolair) Patients come to clinic when experiencing a flare and are treated with 2 mg, 1 mg or placebo References: 1. Bernstein D, et al. Presentation at AAAAI 2024 (Washington DC).

Significant Ex-US opportunity for *neffy*

<10% TYPE I ALLERGY MARKET PENETRATION
(LESS THAN HALF OF US ADOPTION RATES)



Europe EAI Market:
~$219M TODAY

Japan EAI Market:
~$12M TODAY

Canada EAI Market:
~$67M TODAY

China EAI market:
no approved products
Significant Potential

AUS/NZ EAI market:
~$18M TODAY

33

References:: 2023 IQVIA MIDAS (USD MNF)

ARS PHARMA

Multiple Attributes Contribute to neffy’s Potential Best-in-Class Epinephrine Product Profile Will patients use it? Benign safety profile – mild nasal discomfort and headache Palatable – no meaningful pain/irritation, no taste/smell Small – fits in pocket Easy to use – 100% of adults and children can use without training (even passerby’s); ability to dose not obstructed by anaphylaxis symptoms Is it safe? Benign safety profile – mild nasal discomfort (9.7%) and mild headache (6%) No risk of injury (no needle) and minimal risk of overdose even with population variability (high bioavailability, low dose) No side effects (GI, vomiting, erythema) that could confound clinical monitoring and treatment Does it work? PK/PD response shows onset within 1 minute after dosing Rapid efficacy profile in OFC anaphylaxis (100% response rate in first 15 min), as well as treatment-resistant urticaria Predictable dose-proportional PK/PD profile within range of approved injection products even under real-world co-morbidities (e.g. rhinitis) Only anaphylaxis symptom that may alter PK/dosing is rhinitis, and for neffy, no negative impact on PK/PD 99.999% reliable sprayer device – tens of millions of units sold annually in US neffy: the first needle-free way to administer epinephrine Rapid, reliable delivery Small and easy to carry Place and Press administration Well-tolerated in extensive trials AVOIDS ALL NEEDLE-RELATED ADVERSE EVENTS

Appendix

EPI-18 Repeat Dose NAC Study Design

- **Rationale**: Study designed together with FDA to generate data on ***neffy's*** PK/PD profile if NAC-like conditions occurred during the 10% of anaphylaxis events that require a second dose
- **Comparator**: FDA explicitly requested ARS include 0.3 mg intramuscular (IM) injection via manual syringe as the reference, and not an autoinjector, as IM is the basis for efficacy of all products
- **Treatments**: repeat doses of **2 mg *neffy*** (normal R/L, NAC R/L – opposite nostril, NAC R/R – same nostril), repeat doses of **0.3 mg IM injection** (rhinitis and normal)
- **Population**: 43 patients with seasonal allergic rhinitis who test positive with a Total Nasal Symptom Score (TNSS) of ≥5 out of 12 and a congestion score of ≥2 out of 3 during the screening NAC

Repeat Dose NAC PK/PD Methodology (5 treatment periods, randomized, crossover)

t = -15 min	t = 0	t = 10 min	t = 240 min
Spray antigen directly onto nasal mucosa to induce NAC	1st epinephrine dose within 15 min of NAC induction at peak effect	2nd epinephrine dose given 10 min after 1st dose per FDA labeling	PD response (SBP, HR) measured from baseline to 120 min PK (plasma epinephrine) measured from baseline to 240 min

37

ARS PHARMA

PD response (SBP) with repeat doses of neffy with or without NAC greater or similar to repeat doses of injection Dosing 10 min apart

PD response (HR) with repeat doses of neffy with or without NAC greater or similar to repeat doses of injection Dosing 10 min apart

Exposures with repeat doses of neffy with or without NAC greater or similar to repeat doses of injection Dosing 10 min apart

Exposures with repeat doses of neffy with or without NAC greater or similar to repeat doses of injection (first 60 min) Dosing 10 min apart